UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2011

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50831	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 326-5807

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At Regions’ annual meeting of stockholders held on May 19, 2011, the stockholders reelected Regions’ 14 incumbent Directors standing for election, approved executive compensation, ratified the selection of Ernst & Young LLP as Regions’ independent registered public accounting firm for the 2011 fiscal year, and rejected a stockholder proposal regarding posting a report, updated semi-annually, of political contributions.

The following is a summary of the voting proposals for each matter presented to our stockholders:

1.	An election of 14 Directors was held and the shares were voted as follows for the election of each of the following:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Samuel W. Bartholomew, Jr.	824,832,368	75,254,424	4,428,806	186,692,686
George W. Bryan	873,431,562	26,563,087	4,520,949	186,692,686
Carolyn H. Byrd	873,752,325	26,281,995	4,481,278	186,692,686
David J. Cooper, Sr.	687,115,871	212,884,240	4,515,487	186,692,686
Earnest W. Deavenport, Jr.	789,960,211	110,051,188	4,504,199	186,692,686
Don DeFosset	763,756,954	136,237,057	4,521,587	186,692,686
Eric C. Fast	870,456,316	29,441,549	4,617,733	186,692,686
O. B. Grayson Hall, Jr.	876,646,904	23,393,567	4,475,127	186,692,686
Charles D. McCrary	866,491,886	33,518,441	4,505,271	186,692,686
James R. Malone	761,438,276	138,686,423	4,390,899	186,692,686
Susan W. Matlock	762,920,778	137,141,250	4,453,570	186,692,686
John E. Maupin, Jr.	873,854,098	26,063,435	4,598,065	186,692,686
John R. Roberts	877,757,141	22,189,318	4,569,139	186,692,686
Lee J. Styslinger III	763,497,647	136,506,360	4,511,591	186,692,686

2. Nonbinding stockholder approval of executive compensation was submitted to the stockholders at the meeting. The full text of the proposal is included in the Proxy Statement dated March 29, 2011. The vote with respect to this proposal was:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

754,724,970	143,322,004	6,468,624	186,692,686

3. Regions proposal to ratify the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2011 fiscal year was submitted to the stockholders at the meeting. The full text of the proposal is included in the Proxy Statement dated March 29, 2011. The vote with respect to this proposal was:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

1,068,947,508	17,795,256	4,465,520	0

4. A stockholder proposal regarding posting a report, updated semi-annually, of political contributions was submitted to the stockholders at the meeting. The full text of the proposal is included in the Proxy Statement dated March 29, 2011. The vote with respect to this proposal was:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

195,537,482	505,786,629	203,191,487	186,692,686

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President,
General Counsel and Corporate Secretary

Date: May 24, 2011